Legal and arbitral proceedings	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Legal and arbitral proceedings	Legal and arbitral proceedings
Sanofi and its affiliates are involved in litigation, arbitration and other legal proceedings. These proceedings typically are related to product liability claims, intellectual property rights (particularly claims against generic companies seeking to limit the patent protection of Sanofi products), competition law and trade practices, commercial claims, employment and wrongful discharge claims, tax assessment claims, waste disposal and pollution claims, and claims under warranties or indemnification arrangements relating to business divestitures. Provisions related to legal and arbitral proceedings are recorded in accordance with the principles described in Note B.12.
Most of the issues raised by these claims are highly complex and subject to substantial uncertainties; therefore, the probability of loss and an estimation of damages are difficult to ascertain. Contingent liabilities are cases for which either we are unable to make a reasonable estimate of the expected financial effect that will result from ultimate resolution of the proceeding, or a cash outflow is not probable. In either case, a brief description of the nature of the contingent liability is disclosed and, where practicable, an estimate of its financial effect, an indication of the uncertainties relating to the amount and timing of any outflow, and the possibility of any reimbursement are provided in application of paragraph 86 of IAS 37.
In the cases that have been settled or adjudicated, or where quantifiable fines and penalties have been assessed, we have indicated our losses or the amount of provision accrued that is the estimate of the probable loss.
In a limited number of ongoing cases, while we are able to make a reasonable estimate of the expected loss or range of the possible loss and have accrued a provision for such loss, we believe that publication of this information on a case-by-case basis or by class would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in those cases, we have disclosed information with respect to the nature of the contingency but have not disclosed our estimate of the range of potential loss, in accordance with paragraph 92 of IAS 37.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. Our assessments are based on estimates and assumptions that have been deemed reasonable by management. We believe that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and involved in estimating contingent liabilities, we could in the future incur judgments that could have a material adverse effect on our net income in any particular period.
Long term provisions are disclosed in Note D.19. They include:
•provisions for product liability risks, litigation and other amount to €1,283 million in 2023. These provisions are mainly related to product liabilities, government investigations, competition law, regulatory claims, warranties in connection with certain contingent liabilities arising from business divestitures other than environmental matters and other claims;
•provisions for environmental risks and remediation amount to €493 million in 2023, the majority of which are related to contingencies that have arisen from business divestitures.
a) Products
Sanofi Pasteur Hepatitis B Vaccine Product Litigation
Since 1996, more than 180 lawsuits have been filed in various French civil courts against Sanofi Pasteur and/or Sanofi Pasteur MSD S.N.C., the former French subsidiary of Sanofi, and the latter a joint venture company with Merck & Co., Inc. now terminated, for which past ongoing litigation is now managed by the originating party. In such lawsuits, the plaintiffs allege that they suffer from a variety of neurological disorders and autoimmune diseases, including multiple sclerosis and Guillain-Barré syndrome as a result of receiving the hepatitis B vaccine.
In January 2018, the Appeal Court of Bordeaux found a causal link between hepatitis B vaccine and multiple sclerosis. In July 2019, the French Supreme Court (Cour de cassation) cancelled the judgment of the Appeal Court of Bordeaux and referred the case back to the Appeal Court of Toulouse. On March 30, 2022, the Appeal Court of Toulouse dismissed all the plaintiff’s claims.
As of December 31, 2023, there were six ongoing lawsuits related to Sanofi Pasteur hepatitis B vaccine.
TAXOTERE Product Litigation in the US
As of December 31, 2023, there were approximately 6,770 ingesting plaintiffs cases remaining in courts across the country.
Lawsuits have been filed against affiliates of Sanofi under US state law for personal injuries allegedly sustained in connection with the use of TAXOTERE. The actions are held in several jurisdictions around the country. In 2021, there were two bellwether trials as part of a federal multi-district litigation in the Eastern District of Louisiana both resulting in jury verdicts in Sanofi's favor. In 2023, Sanofi settled approximately 100 individual cases.
It is not possible, at this stage, to assess with certainty the outcome of these lawsuits.
TAXOTERE – Mississippi Attorney General Litigation in the US
In October 2018, the Attorney General for the State of Mississippi filed a civil action in Hinds County, Mississippi, Chancery Court against various Sanofi Defendants related to TAXOTERE. The State asserts one cause of action based on the Mississippi Consumer Protection Act (MCPA) and seeks a permanent injunction prohibiting Defendants’ conduct and civil penalties of up to $10,000 for each violation. Sanofi filed a motion to dismiss the entire action in Hinds County, Mississippi, Chancery Court, which is currently pending.
It is not possible, at this stage, to assess with certainty the outcome of these lawsuits.
ZANTAC Litigation in the US
In September 2019, the US Food and Drug Administration (FDA) announced it was investigating the claims of an online pharmacy’s Citizen Petition that the medication ZANTAC (the brand name for ranitidine) used for stomach heartburn contains or can generate the chemical N-Nitrosodimethylamine (NDM), an alleged human carcinogen. As a precautionary measure, Sanofi initiated a voluntary recall of branded over-the-counter ZANTAC in October 2019. Concurrent with FDA’s investigation, multiple personal injury lawsuits and class actions alleging that ZANTAC causes various cancers and seeking damages for either alleged personal injuries or alleged economic injuries were filed. Federal court cases were coordinated into a Multi-District Litigation (MDL) in the Southern District of Florida in February 2020.
On December 6, 2022, the MDL Court granted Sanofi and other defendants’ Daubert and summary judgment motions. As a result, the Court entered final judgment in all cases involving plaintiffs’ five designated cancers and dismissed the class action cases. Based on the preliminary estimates, more than 12,000 plaintiffs have filed notices to appeal the Daubert ruling in the Eleventh Circuit. The MDL Court subsequently dismissed all pending cases alleging a non-designated cancer for failure to serve expert reports.
Other cases are pending in various state courts. The majority of the state court plaintiffs have cases pending in Delaware, where a hearing on defendants’ Daubert motions to exclude plaintiffs’ experts was scheduled for January 2024. Trials are scheduled in 2024 in single-plaintiff cases in several states. No ZANTAC case has gone to trial to date.
Overall, there are currently around 3,280 product liability “complaints” filed. These complaints encompass 26,984 individual product liability “plaintiffs” who have all filed against Sanofi. The vast majority of these plaintiffs participated in the MDL Court’s census registry program, allege cancers that the plaintiffs’ leadership decided not to designate and pursue in the MDL, and have since filed their complaints in state courts. Additional cases may be filed.
In addition, in November 2019, Sanofi received a Civil Investigative Demand (CID) related to this issue from the Arizona Attorney General. Sanofi provided responses in December 2019 and July 2020 and has not received any follow-up requests.
In June 2020, the New Mexico Attorney General filed a complaint against Sanofi, the previous marketing authorization holders for branded ZANTAC, a dozen generic manufacturers, and several retailers. The complaint brings claims for alleged violations of the New Mexico Unfair Practices Act, violations of the New Mexico False Advertising Act, violations of the New Mexico Public Nuisance Statute, common law public nuisance, and negligence. Trial in the case is scheduled for September 2025.
In June 2020, Sanofi received a notice from the US Department of Justice Civil Division and US Attorney’s Office for the Eastern District of Pennsylvania of an investigation into allegations that pharmaceutical manufacturers violated the False Claims Act, 31 U.S.C. § 3729, in relation to the drug ZANTAC and ranitidine hydrochloride through alleged failure to disclose to the federal government information about the potential presence of NDMA. In response to the notice, Sanofi provided information and documents including applications and communications with FDA, in August 2020. Sanofi has not received any subsequent requests from the federal government.
In November 2020, the Mayor and City Council of Baltimore filed a complaint against Sanofi, the previous marketing authorization holders for branded ZANTAC, generic manufacturers, and several retailers. The complaint alleges violations of the Maryland Consumer Protection statute, public nuisance, and negligence. Trial in the case is scheduled for June 2025.
In January 2021, Sanofi was served with the Center for Environmental Health’s Second Amended Complaint alleging Proposition 65 violations. The case is pending in California Superior Court in Alameda County, and no trial date has been set.
It is not possible, at this stage, to assess with certainty the outcome of these lawsuits.
ZANTAC Litigation in Canada
Between 2019 and 2022, seven proposed class actions naming some or all of Sanofi Consumer Health Inc., Sanofi-Aventis Canada Inc., Chattem (Canada) Inc., Sanofi and Sanofi Pasteur Limited as Defendants, relating to ranitidine were filed in courts in various Canadian provinces. The cases allege that proposed class members suffered personal injury from the ingestion of ranitidine, and seek damages in unspecified amounts, disgorgement of profits, restitution in the amount of the purchase price of ZANTAC and subrogated damages on behalf of provincial health insurers for health care costs related to ranitidine use.
In May 2023, in the proceedings pending before the Supreme Court of British Columbia, the Court dismissed the action, ruling that there is no scientific support for plaintiff’s claims. After this ruling, the Superior Court of Quebec stayed the corresponding proposed ZANTAC class proceedings in Quebec until the result of the US Multi-District Litigation (MDL) appeal is announced or October 15, 2024 (whichever comes first).
It is not possible, at this stage, to assess with certainty the outcome of the remaining lawsuits.
GOLD BOND Product Litigation in the US
Over the last few years, Sanofi affiliates have been named in product liability actions in the United States regarding the alleged presence of asbestos in talc products originating from past acquisitions. A certain number of these claims were also dismissed during that time. As of December 31, 2023, there were approximately 500 product liability ongoing actions. To date, no cases have proceeded to trial.
It is not possible, at this stage, to assess with certainty the outcome of these lawsuits.
DEPAKINE Product Litigation in France
Civil proceedings
As of December 31, 2023, 79 families brought a civil claim involving 133 people exposed in utero to sodium valproate against a French affiliate of Sanofi seeking indemnification under French law for personal injuries allegedly suffered by children in connection with the use of sodium valproate by their mothers during pregnancy to treat their epilepsy (DEPAKINE). These actions are held in several jurisdictions in France.
Thirty lawsuits are in progress on the merits, the most advanced was tried at the French Supreme Court level which issued in November 2019 a ruling sending the case before the Paris Appeal Court to rule on Sanofi’s argument on the compliance of the product with mandatory regulations, as well as on the question of defectiveness of the product and the assessment of damages. In January 2023, the Paris Appeal Court ordered a stay in the proceedings until the submission of the second expert opinion report as part of the criminal investigation (see below).
Seven first instance rulings on the merits were handed down in 2022 by the Judicial Tribunal of Nanterre. In three cases, the Court declared the judicial expert report null and void and the Court dismissed one claim in another case.
Concerning three other cases relating to births that occurred between 2005 and 2009, the Court held, on the basis of a non-fault liability, that Sanofi was liable in light of the wording of the patient information leaflet. Provisional compensation amounts were set in the range of €0.1 million to €0.5 million.
All the judgments have been appealed and are still pending.
In the class action lawsuit filed in May 2017 by the APESAC (Association des Parents d’Enfants souffrant du Syndrome de l’Anti-Convulsivant) against the French affiliate, the Judicial Tribunal of Paris ruled on January 5, 2022 that a class is admissible, retaining Sanofi’s liability between 1984 and January 2006 for malformations and between 2001 and January 2006 for neuro-developmental disorders (NDD). This decision is based on the conclusions of a criminal expert report within the frame of ongoing criminal proceeding, for which the Chambre de l’Instruction of the Appeal Court of Paris had ordered a counter-expertise (see below). The APESAC, Sanofi and its insurers appealed the Judicial Tribunal of Paris’ ruling related to the class action.
On July 21, 2021, the Judicial Tribunal of Créteil (France) dismissed a claim for damages brought against Sanofi regarding a child born in 1995. The Judicial Tribunal considered that the risk of occurrence of NDD in children born to mother exposed to sodium valproate during pregnancy was not demonstrated by the state of scientific knowledge at the time of her pregnancy. This decision was appealed and the proceeding is now pending before the Appeal Court of Paris, which had ordered a stay in the proceeding until the end of the criminal investigation.
In July 2020 and December 2022, a collective redress against the French affiliate was filed by 64 families which represents 273 claimants including 100 people exposed in utero, seeking indemnification for a prejudice of anxiety. In September 2023, 27 people exposed to sodium valproate in utero and 56 indirect victims requested the withdrawal of their claims. The trial hearing is set for June 6, 2024.
Criminal investigation
A criminal investigation was initiated in May 2015 before the Paris Civil Court. In January 2020, the French affiliate of Sanofi was indicted for aggravated deception and involuntary injuries and in July 2020 for involuntary manslaughter. In July 2020, a judicial supervision of the affiliate was ordered, together with the implementation of financial guarantees. In November 2020, the Health Authority (ANSM) was similarly indicted for involuntary injuries and involuntary manslaughters.
On March 9, 2022, the Chambre de l’Instruction of the Appeal Court of Paris (Cour d’appel) ruled that certain complaints for involuntary manslaughter and several others for aggravated deception and involuntary injuries were time-barred. The Public Prosecutor, as well as the civil parties, have brought the matter before the Chambre Criminelle of the Supreme Court (Cour de cassation). In September 2022, the investigating judges appointed two experts for a counter-expertise following the Chambre de l’Instruction’s ruling handed down end of 2021. Since 2022, several individual medical assessments have been ordered by the investigating judge.
In June 2023, the Chambre Criminelle of the French Supreme Court (Cour de cassation) confirmed the Paris Court of Appeal’s decision (Chambre de l’Instruction) dated March 2022 which had ruled that certain complaints for involuntary manslaughter and several others for aggravated deception and involuntary injuries were time-barred. In August 2023, Sanofi received the counter expertise report and sent its comments in November 2023.
Public compensation scheme
In 2017, the French government set up a public compensation scheme to indemnify patients for damages suffered in connection with the prescription of sodium valproate and its derivatives. The scheme was further amended through the 2020 Finance Law, with notably the introduction of presumptions of default for lack of information of the mother since 1982 for malformations and since 1984 for NDD. The scheme was amended again through the 2021 Finance Law in order to increase the maximum premium applicable in case of refusal to make an offer (or insufficient offer) which would be deemed unjustified by a court ruling.
The committee of the compensation scheme has issued several final opinions holding the French affiliate liable for damages either in full or in part along with the French State, and, in some cases, healthcare practitioners. The French affiliate disagreed with the committee’s conclusions and has accordingly not offered indemnification to the claimants who have received compensation from the ONIAM (Office National d’Indemnisation des Accidents Médicaux). The ONIAM is now seeking reimbursement from Sanofi who has filed legal actions to oppose ONIAM’s payment orders.
Administrative Actions
In July 2020, March and June 2021, the Montreuil Administrative Court had held the French State liable in five administrative proceedings initiated by families against the State. In March 2021, the Administrative Court did not retain any lack of information of the mother regarding the risk of neurodevelopmental disorders for births in 1999 and in 2002, based on the state of scientific knowledge at the time. However, regarding the risk of malformations, liabilities were retained against the State, the healthcare professionals and Sanofi, notably for discrepancy between the SmPC (Summary of the Product Characteristics) and the patient leaflet. In other cases involving births in 2005-2008, the liability of the State was retained for both malformations and neurodevelopmental disorders, and partially exonerated, taking into account the roles of healthcare practitioners and Sanofi. Given that the French affiliate was not a party to these administrative proceedings, its arguments (i.e. notably several requests from the French affiliate to the Health Authorities to reinforce warnings to healthcare professionals and patients in relation to DEPAKINE) were not considered. All rulings were appealed by the claimants. Sanofi has filed requests for voluntary intervention in these proceedings to present its arguments before the Administrative Court of Appeal. In one proceeding, the claimants decided to withdraw their claims.
It is not possible, at this stage, to make a reliable assessment of the outcome of these cases.
DEPAKINE Product Litigation in other EU countries and in the UK
In Switzerland, eleven families have filed a civil claim for damages concerning seventeen people exposed in utero. Some of them also involve the claimants’ physicians. In November 2022, one action was declared time-barred by the judge. The claimant appealed this court decision on the merit. The appeal is on-going.
In Spain, there are six ongoing actions relating to thirteen children. In March 2022, in one trial, the Court condemned Sanofi to indemnify four patients. Sanofi appealed this decision. In January 2023, in another trial filed by one patient, the Appeal Court confirmed the first instance's decision and dismissed the claim. The other actions are still at a preliminary stage.
In Belgium, there are two civil proceedings (currently on hold) and a criminal complaint against X and against Sanofi.
In Ireland, there are two cases in Pre-Action stage and two civil claims on-going.
In the United Kingdom, there are three cases in the Pre-Action stage in Great Britain and one civil claim ongoing in Northern Ireland.
It is not possible, at this stage, to assess reliably the outcome of these cases.
DENGVAXIA (Philippines)
Since early 2018 up to present date, several claims were filed in the Philippines by parents of deceased children whose deaths were allegedly due to vaccination with DENGVAXIA. Early March 2019, 2020 and 2022, the Philippine Department of Justice (DOJ) prosecution panel announced it had found probable cause to indict several Sanofi employees/former employees and former Government officials for “reckless imprudence” resulting in homicides. Since then, several criminal actions have been filed in court as a result of this finding and are pending at various stages of the legal procedure. Petitions for Review to the DOJ Secretary have been filed and the said petitions remain pending. Meanwhile, the majority of the respondents have challenged the jurisdiction of the lower court where the first eight cases had been assigned and this issue is now filed with the Supreme Court. There are several claims that have not yet been filed in any court despite resolutions by the DOJ that there is probable cause.
b) Patents
Ramipril Canada Patent Litigation
Sanofi was involved in a number of legal proceedings involving companies which market generic ALTACE (ramipril) in Canada. In 2004, Sanofi unsuccessfully brought Notice of Compliance proceedings (NOC proceedings) at the end of which eight manufacturers obtained marketing authorizations from the Canadian Minister of Health for generic versions of ramipril in Canada. Sanofi filed unsuccessful patent infringement actions against all those companies and ultimately Sanofi was liable for damages under Section 8. Sanofi made payment in complete satisfaction of those awards.
In June 2011, Apotex commenced an action in the Ontario Superior Court of Justice asserting damages under the Ontario Statute of Monopolies, the UK Statute of Monopolies, and the Trade-marks Act (the “Ontario Action”).
At the request of the parties, in June 2021, the Court ordered that the action be stayed in view of the lower court’s decision in March in the Apotex vs. Lilly case. In the Lilly case, the Court dismissed Apotex’s Statute of Monopolies claim by way of summary judgment. In April 2023, the Canadian Supreme Court denied Apotex’s application for leave to appeal in the Lilly case and based on the Supreme Court decision, Apotex’s claim no longer has any basis. Sanofi is seeking the court’s assistance to conclude the case and recover appropriate costs.
PRALUENT (alirocumab)-related Amgen Patent Litigation in the US
In 2014, Amgen filed four separate complaints against Sanofi and Regeneron in the US District Court for the District of Delaware (“District Court”) asserting patent infringement relating to Sanofi and Regeneron’s PRALUENT product. Together these complaints alleged that PRALUENT infringed seven patents for antibodies targeting PCSK9 and sought injunctive relief and unspecified damages.
In February 2021, the Federal Circuit affirmed the District Court’s ruling invalidating the Amgen asserted patent claims. In November 2021, Amgen filed a petition with the US Supreme Court, asking it to overturn the Federal Circuit decision.
On November 4, 2022, the US Supreme Court granted Amgen’s petition for review. In May 2023, the Supreme Court issued a unanimous decision in favor of Sanofi and Regeneron regarding the patent infringement actions filed in 2014 by Amgen relating to Sanofi and Regeneron’s PRALUENT product. Sanofi is in the process of seeking certain legal costs from Amgen.
PRALUENT (alirocumab)-related Amgen Patent Litigation in Europe
In June 2023, Amgen filed an action for infringement of EP 3 666 797 against Sanofi and Regeneron concerning PRALUENT in the Munich Local Division of the Unified Patent Court. Amgen seeks a permanent injunction and unspecified damages and compensation from March 1, 2023. In June 2023, Sanofi filed a revocation action attacking the validity of EP 3 666 797 in the Munich Central Division of the Unified Patent Court. These cases are underway: a hearing in the revocation action is scheduled in June 2024 and a hearing in the infringement action is scheduled for October 2024.
JEVTANA (cabazitaxel)-related patent litigation in the US
JEVTANA is currently covered by four Orange Book listed patents US 7,241,907, US 8,927,592, US 10,583,110 and US 10,716,777. In May to July 2020, Sanofi filed patent infringement suits under Hatch-Waxman against 12 generic filers asserting the ‘110 patent and the ‘777 patent in the US District Court for the District of Delaware, adding the '592 patent after its amended claims issued in August 2021. Sanofi reached settlement agreements with most of the defendants and went to trial against the remaining defendant Sandoz on the ‘777 patent in January 2023. In June 2023, the US District Court for the District of Delaware issued a decision in favor of Sanofi in connection with the JEVTANA patent litigation against Sandoz and on August 2, 2023, Sandoz appealed to the Court of Appeals for the Federal Circuit. On October 5, 2023, Sanofi and Sandoz filed a joint stipulation voluntarily dismissing Sandoz’s Appeal, bringing this matter to final conclusion.
PLAVIX Litigation (Commonwealth) in Australia
In August 2007, GenRX (a subsidiary of Apotex) obtained registration of a generic clopidogrel bisulfate product on the Australian Register of Therapeutic Goods. At the same time, GenRX filed a patent invalidation action with the Federal Court of Australia, seeking revocation of Sanofi’s Australian enantiomer patent claiming clopidogrel salts (a “nullity action”). In September 2007, Sanofi obtained a preliminary injunction from the Federal Court preventing commercial launch of this generic clopidogrel bisulfate product until judgment on the substantive issues of patent validity and infringement.
In August 2008, the Australian Federal Court confirmed that the claim in Sanofi’s Australian enantiomer patent directed to clopidogrel bisulfate (the salt form in PLAVIX) was valid and the patent infringed. On appeal, the Full Federal Court of Australia held in September 2009 that all claims in the patent are invalid. Sanofi’s appeal to the Australia High Court was denied in March 2010. On conclusion of the proceedings in 2010, the Sanofi patent was invalidated.
In April 2013, the Australian Department of Health and Ageing (“Commonwealth”) filed an application before the Federal Court of Australia seeking payment of damages from Sanofi related to the Apotex preliminary injunction.
Sanofi and BMS settled the patent litigation with Apotex in November 2014. In April 2020, the Commonwealth’s claim was dismissed. In May 2020, the Commonwealth filed a Notice of Appeal to the Full Court of the Federal Court. On appeal, the Commonwealth reduced its claim to a range of AUD223.3 million (€137.8 million) to AUD280.2 million (€172.9 million) which, inclusive of interest to December 31, 2023, ranges from AUD360.5 million (€218.0 million) to AUD487.5 million (€294.3 million). In June 2023, the Full Court of the Federal Court of Australia unanimously dismissed the Commonwealth’s appeal following its application seeking payment of damages from Sanofi/BMS related to the preliminary injunction. On July 24, 2023, the Commonwealth filed an application for special leave to appeal to the High Court of Australia, which was granted on December 18, 2023.
c) Other litigation
PLAVIX (clopidogrel) – Attorney General Action in Hawaii
In March 2014, the Hawaii Attorney General (AG) filed a complaint that sets forth allegations related to the sale and marketing of and variability of response to PLAVIX. The Hawaii AG specifically alleged that PLAVIX had a diminished effect in patients of certain genetic backgrounds and that Sanofi and BMS had failed to make an earlier disclosure of this information.
In February 2021, the Court issued its decision, imposing penalties in the total amount of $834,012,000 against both Sanofi and Bristol Myers Squibb (BMS), with $417,006,000 being apportioned to each company. In June 2021, Sanofi and BMS appealed this judgment. The appeal was transferred directly to the Hawaii Supreme Court. In March 2023, the Hawaii Supreme Court vacated the judgment and ordered a new trial. A second trial was concluded in October 2023 and Sanofi is expecting a decision in Q1 2024. To the extent there is a new judgment entered by the court, this would be split evenly with BMS.
PLAVIX (clopidogrel)-related litigation in France
In France, in the claim concerning allegations that Sanofi’s communication and promotional practices inhibited the entry on the market of generics of clopidogrel (the active ingredient of PLAVIX), the French Antitrust Authority issued its decision on May 14, 2013, imposing on Sanofi a fine of €40.6 million. This decision was confirmed by the Supreme Court (Cour de cassation) in 2016. As a consequence of the May 2013 ruling, claims were filed by Sandoz and by Teva in 2014 before the Commercial Court of Paris for compensation of their alleged damages: loss of margin and other ancillary damages. In June and November 2016 respectively, settlement agreements were entered into with Sandoz and Teva. Consequently, they subsequently withdrew their civil claims, jointly and severally. In September 2017, Sanofi and its French affiliate received a summons before the Paris Commercial Court from the French Caisse Nationale d’Assurance Maladie – CNAM (French Social Security) claiming €115.8 million for their alleged damages. On October 1, 2019, the Paris Commercial Court dismissed the CNAM’s action as time barred. On February 9, 2022, the Paris Court of Appeals overturned the Paris Commercial Court's ruling, finding the CNAM’s action as not time-barred and designated an expert to determine the amount of damages. The expert report is expected to be issued in March 2024.
340B Drug Pricing Program in the United States
Sanofi is currently involved in several matters relating to the 340B program in the US (a federal program that requires drug manufacturers to supply certain products to certain “covered entities” at reduced prices). In 2021, Sanofi filed a lawsuit against the Department of Health and Human Services (HHS), the Health Resources and Services Administration (HRSA), and certain of their administrators in the US District Court for the District of New Jersey challenging (i) HHS’s December 2020 Advisory Opinion (AO) stating that drug manufacturers are legally obligated to deliver discounts under the 340B program to an unlimited number of contract pharmacies; (ii) HHS’s December 2020 Administrative Dispute Resolution (ADR) Rule; and (iii) HRSA’s May 2021 letter to Sanofi concluding that Sanofi’s 340B integrity initiative (under which Sanofi collects limited, de-identified, claims data on 340B-priced drugs dispensed by contract pharmacies) violates section 340B and that Sanofi has therefore “overcharged” certain covered entities. The court issued its opinion in November 2021, upholding HRSA’s conclusion in the May 2021 letter, but did not impose any fines, penalties or refund obligations against Sanofi for any “overcharges”. The court also rejected Sanofi’s challenge to the ADR Rule and dismissed its challenge to the AO as moot. Sanofi appealed the court’s decision to the Third Circuit Court of Appeals (Third Circuit) and the government filed a cross-appeal.
In January 2023, the Third Circuit held that Sanofi’s restrictions on delivery to contract pharmacies do not violate Section 340B. It also enjoined HHS from enforcing against Sanofi its reading of Section 340B in the AO and the May 2021 violation letter. As to Sanofi’s challenge to the 340B ADR rule, the Third Circuit held in favor of the Department of Health and Human Services (HHS) and HHS is in the process of revising the ADR rule (HRSA has sent the final rule to the Office of Information and Regulatory Affairs for review). The Third Circuit remanded the case back to the US District Court for the District of New Jersey (District Court) and on May 24, 2023, the District Court issued an injunction and declaratory judgment consistent with the Third Circuit’s opinion. This ruling concluded the case as to Sanofi; however similar cases brought by other manufacturers remain pending.
ADR Proceedings
In January 2021, the National Association of Community Health Centers (NACHC) filed an ADR proceeding before HRSA on behalf of a number of covered entities, seeking to require Sanofi and AstraZeneca to supply contract pharmacies with 340B discounts without conditions. On August 10, 2022, the ADR panel granted the motions to dismiss filed both by Sanofi and AstraZeneca, holding that the Delaware district court’s decision granting AstraZeneca’s motion for summary judgment precluded NACHC’s ADR claims against both AstraZeneca and Sanofi.
In September 2023, the University of Washington Medical Center and Harborview Medical Center filed a petition for monetary and equitable relief against Sanofi before the ADR Panel. The petition alleges that Sanofi has violated Section 340B of the Public Health Service Act, 42 U.S.C. § 256b, by imposing data reporting requirements on “Covered Entities” that are authorized under that statute to receive discounts on certain prescription drugs and that in June 2023, Sanofi further restricted access to 340B discounted drugs. The parties are waiting for a panel to be assigned to the case.
In September 2021, HRSA referred Sanofi (as well as other manufacturers) to the HHS Office of the Inspector General (OIG) in accordance with the 340B Program Ceiling Price and Civil Monetary Penalties Final Rule. The Third Circuit’s decision and the District Court’s injunction and declaratory judgment (described above) would preclude action against Sanofi based on the particular program at issue in the Third Circuit case.
In February 2021, the Vermont Attorney General issued a Civil Investigative Subpoena seeking certain information about Sanofi’s participation in the 340B Drug Pricing Program. Sanofi cooperated with this investigation, including producing documents to the Vermont Attorney General’s office.
Mosaic Health
In July 2021, Mosaic Health Inc. and Central Virginia Health Services (covered entities) filed a nationwide antitrust class action complaint against Sanofi and three other manufacturers in the United States District Court for the Western District of New York. Plaintiffs allege that Sanofi and the other defendants conspired to eliminate favorable 340B pricing, particularly with respect to diabetes therapies. On September 2, 2022, the court granted Defendants’ motion to dismiss the complaint. On October 3, 2022, plaintiff filed a motion for leave to file a second amended complaint. On February 1, 2024, the Court denied plaintiffs’ motion for leave to file an amended complaint and dismissed the case. An appeal by plaintiffs is expected.
Adventist Health System/West
In June 2023, Adventist Health System/West sued several drug manufacturing companies, including Sanofi-Aventis US LLC, Sanofi US Services Inc. and Genzyme Corporation, alleging that the companies violated state and federal False Claims Acts through overcharging for 340B Program drugs in violation of federal “penny pricing” policy. The manufacturers jointly moved to dismiss.
Preliminary investigation by the Parquet National Financier (PNF) in France
In November 2023, Sanofi learnt through the press of an ongoing preliminary investigation by the French financial prosecutor (Parquet National Financier – PNF) started in March 2023 relating to allegations regarding Sanofi’s financial communication on the launch of DUPIXENT at the end of 2017. Sanofi considers these allegations as groundless and is cooperating with the PNF to respond to the potential questions relating to the ongoing investigation.
d) Contingencies arising from certain mergers & acquisitions transactions
As a result of divestitures, the Company is subject to a number of ongoing contractual and legal obligations regarding the state of the sold businesses, their assets, and their liabilities, some of which may be subject to dispute.
Aventis CropScience Retained Liabilities
The sale by Aventis Agriculture SA and Hoechst GmbH (both legacy companies of Sanofi) of their aggregate 76% participation in Aventis CropScience Holding (ACS) to Bayer and Bayer CropScience AG (BCS), the wholly owned subsidiary of Bayer which holds the ACS shares, was effective on June 3, 2002. The Stock Purchase Agreement (SPA) dated October 2, 2001, contained customary representations and warranties with respect to the sold business, as well as a number of indemnifications subject to limitation periods and caps, in particular with respect to environmental liabilities for which some outstanding claims from Bayer remain unresolved.
Infraserv Hoechst Retained Liabilities
By the Asset Contribution Agreement dated December 19/20, 1996, as amended in 1997, Hoechst contributed all lands, buildings, and related assets of the Hoechst site at Frankfurt Hoechst to Infraserv GmbH & Co. Hoechst KG. Infraserv Hoechst undertook to indemnify Hoechst against environmental liabilities at the Hoechst site and with respect to certain landfills. As consideration for the indemnification undertaking, Hoechst transferred to Infraserv Hoechst approximately €57 million to fund reserves. In 1997, Hoechst also agreed it would reimburse current and future Infraserv Hoechst environmental expenses up to €143 million. As a former operator of the land and as a former user of the landfills, Hoechst may ultimately be liable for costs of remedial action in excess of this amount.
Boehringer Ingelheim (BI) Consumer Healthcare Liabilities
Sanofi and Boehringer Ingelheim (BI) have agreed upon respective indemnification obligations for liabilities as part of the swap of Sanofi’s Animal Health (AH) business for BI’s Consumer Health Care (CHC) business in January 2017 and under a Global Settlement Agreement concluded in September 2019 regarding notably the offset of respective AH and CHC claims notified under the SPAs.
In February 2020, BI initiated an arbitration against Sanofi seeking indemnification for losses it could incur as a result of the ZANTAC litigation in the US (see above). In an award rendered on June 19, 2023, the arbitral tribunal irrevocably dismissed BI’s indemnification claim against Sanofi and confirmed that Sanofi shall not be liable to indemnify BI for any potential losses in relation to the ongoing ZANTAC litigation in the U.S. The case is closed.